WISDOMTREE TRUST

WisdomTree 90/60 U.S. Balanced Fund

(Ticker Symbol: NTSX)

(the “Fund”)

Supplement dated May 3, 2021

to the currently effective

Summary Prospectus, Statutory Prospectus (collectively, the “Prospectuses”) and Statement of Additional

Information (“SAI”) for the Fund

The following information supplements and should be read in conjunction with the Prospectuses and SAI for the Fund.

The following name change for the Fund listed below is effective as of May 20, 2021. This is a name change only and the name change does not impact the Fund’s investment objective or strategy.

Prior to May 20, 2021	Effective on May 20, 2021
WisdomTree 90/60 U.S. Balanced Fund	WisdomTree U.S. Efficient Core Fund

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

WT-SP-NTSX-0521